AXP(R)
                                                                        European
                                                                     Equity Fund
                                                          2001 SEMIANNUAL REPORT

American
  Express(R)
Funds

(icon of) compass

AXP European Equity Fund seeks to provide shareholders with capital appreciation.


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The New Old World

Europe is changing. Thanks to recent economic reforms, corporate restructuring and Europeans' increased appetite for stocks, the region's investment potential appears more promising than ever. AXP European Equity Fund aims to capitalize on that opportunity by investing in fast-growing companies in Europe's major markets.

CONTENTS
From the Chairman                                 3
From the Portfolio Managers                       3
Fund Facts                                        5
The 10 Largest Holdings                           6
Financial Statements                              7
Notes to Financial Statements                    10
Investments in Securities                        18

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2 AXP EUROPEAN EQUITY FUND


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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.
o Set financial goals that extend beyond those achievable through the retirement plan of your employer.
o Learn as much as you can about your current investments.

The portfolio managers' letter that follows provides a review of the Fund's investment strategies and performance. The semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

Arne H. Carlson

(picture of) Gavin Corr
Gavin Corr
Portfolio manager

From the Portfolio Managers

Stock markets in Europe struggled for much of the past six months, as concerns about a slowdown in economic growth and corporate profits proved to be a drag on share prices. AXP European Equity Fund experienced a decline as well, its Class A shares losing 14.62% (excluding the sales charge) for the first half of the fiscal year -- November 2000 through April 2001.

The mood in the markets was decidedly negative at the outset of the period, resulting in a loss for the Fund last November. The problem was especially acute among stocks of technology, media and telecommunications companies, whose earnings prospects came under particular doubt.

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                                                     SEMIANNUAL REPORT -- 2001 3


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(picture of) Claire Barnes
Claire Barnes
Portfolio manager

VOLATILITY CONTINUES
December and January were relatively uneventful for the Fund, as it managed to pick up a little lost ground, thanks largely to its investments in the financial services, food retailing, health care and utilities sectors. But concerns about economic growth and profits quickly resurfaced, forcing the markets into a rapid retreat during February and March, which in turn pushed the Fund well into negative territory. The period did end on an encouraging note, however, as sharp interest-rate cuts by the U.S. Federal Reserve shifted investors' focus to the possibility of economic and profit recovery later in 2001. The markets and the Fund responded with a strong rally in April.

Looking at the Fund's portfolio, we managed to avoid some of the worst problems among technology-related stocks by reducing holdings in the hardware area and eliminating holdings in the semiconductor area early in the period. Still, the Fund was affected by losses in the tech sector.

As the period progressed and we came to the conclusion that Europe likely would weather the global economic slump relatively well, we cut back investments in "defensive" stocks such as health care and utilities and added to holdings of "cyclical" stocks, which typically respond first and most to economic recovery. The primary areas of focus were technology, retailing and banking. We were able to add several promising tech stocks at uncommonly low prices, and they gave the Fund a big performance boost in April. At the end of the period, the bulk of the holdings were concentrated in five countries: the United Kingdom (the largest single-country exposure), France, Germany, Switzerland and the Netherlands. All told, the Fund held 39 stocks at period-end.

While a continuation of April's rapid rebound seems unlikely, we do see reasons for optimism in the second half of the fiscal year. Chief among them is that central banks globally are cutting interest rates at an unprecedented pace. That, coupled with the likelihood of lower tax rates, particularly in the U.S., should result in stronger economic growth in the second half of 2001 and into next year. That, we anticipate, will allow corporate profits to improve at a relatively fast rate and provide support for additional stock price appreciation.

Gavin Corr

Claire Barnes

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4 AXP EUROPEAN EQUITY FUND


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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2001                                                    $4.20
Oct. 31, 2000                                                     $4.90
Decrease                                                          $0.70

Distributions -- Nov. 1, 2000 - April 30, 2001
From income                                                       $0.03
From long-term capital gains                                      $  --
Total distributions                                               $0.03
Total return*                                                   -14.62%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2001                                                    $4.18
Oct. 31, 2000                                                     $4.89
Decrease                                                          $0.71

Distributions -- Nov. 1, 2000 - April 30, 2001
From income                                                       $0.03
From long-term capital gains                                      $  --
Total distributions                                               $0.03
Total return*                                                   -15.03%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2001                                                    $4.17
Oct. 31, 2000                                                     $4.88
Decrease                                                          $0.71

Distributions -- Nov. 1, 2000 - April 30, 2001
From income                                                       $0.03
From long-term capital gains                                      $  --
Total distributions                                               $0.03
Total return*                                                   -15.23%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2001                                                    $4.20
Oct. 31, 2000                                                     $4.89
Decrease                                                          $0.69

Distributions -- Nov. 1, 2000 - April 30, 2001
From income                                                       $0.03
From long-term capital gains                                      $  --
Total distributions                                               $0.03
Total return*                                                   -14.62%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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                                                     SEMIANNUAL REPORT -- 2001 5


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The 10 Largest Holdings

                                        Percent                  Value
                                    (of net assets)     (as of April 30, 2001)

Nokia (Finland)                          6.00%                $15,707,911
SAP (Germany)                            5.12                  13,408,263
Infineon Technologies (Germany)          4.71                  12,323,723
Credit Suisse Group (Switzerland)        4.32                  11,313,830
UBS (Switzerland)                        3.80                   9,956,493
Orange (France)                          3.59                   9,410,835
Deutsche Bank (Germany)                  3.59                   9,409,400
ING Groep (Netherlands)                  3.50                   9,163,553
Standard Chartered (United Kingdom)      3.44                   9,003,956
Telefonica (Spain)                       3.24                   8,479,092

Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 41.31% of net assets

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6 AXP EUROPEAN EQUITY FUND


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


Financial Statements

Statement of assets and liabilities
AXP European Equity Fund

April 30, 2001 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $264,997,878)                                                                      $264,576,230
Cash in bank on demand deposit                                                                               27,380
Expense reimbursement receivable from AEFC                                                                   15,000
Capital shares receivable                                                                                    21,160
Dividends receivable                                                                                        376,672
Receivable for investment securities sold                                                                 5,384,503
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                         19,439
U.S. government securities held as collateral (Note 6)                                                      998,996
                                                                                                            -------
Total assets                                                                                            271,419,380
                                                                                                        -----------

Liabilities
Payable for investment securities purchased                                                               4,440,977
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                          6,917
Payable upon return of securities loaned (Note 6)                                                         4,918,996
Accrued investment management services fee                                                                   16,885
Accrued distribution fee                                                                                     10,281
Accrued transfer agency fee                                                                                   4,588
Accrued administrative services fee                                                                           1,265
Other accrued expenses                                                                                      110,461
                                                                                                            -------
Total liabilities                                                                                         9,510,370
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $261,909,010
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    624,804
Additional paid-in capital                                                                              297,626,936
Undistributed net investment income                                                                         225,556
Accumulated net realized gain (loss)                                                                    (36,147,307)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies (Note 5)                                    (420,979)
                                                                                                           --------
Total -- representing net assets applicable to outstanding capital stock                               $261,909,010
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $178,608,874
                                                            Class B                                    $ 80,640,577
                                                            Class C                                    $  2,599,889
                                                            Class Y                                    $     59,670
Net asset value per share of outstanding capital stock:     Class A shares         42,532,206          $       4.20
                                                            Class B shares         19,310,827          $       4.18
                                                            Class C shares            623,136          $       4.17
                                                            Class Y shares             14,204          $       4.20
                                                                                       ------          ------------

See accompanying notes to financial statements.

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                                                     SEMIANNUAL REPORT -- 2001 7


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


Statement of operations
AXP European Equity Fund

April 30, 2001 (Unaudited)

Investment income
Income:
Dividends                                                                                              $  1,354,952
Interest                                                                                                    748,288
   Less foreign taxes withheld                                                                             (148,613)
                                                                                                           --------
Total income                                                                                              1,954,627
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          836,767
Distribution fee
   Class A                                                                                                  181,637
   Class B                                                                                                  321,009
   Class C                                                                                                   10,227
Transfer agency fee                                                                                         229,446
Incremental transfer agency fee
   Class A                                                                                                   17,391
   Class B                                                                                                   13,760
   Class C                                                                                                      527
Service fee -- Class Y                                                                                           30
Administrative services fees and expenses                                                                    63,094
Compensation of board members                                                                                 4,075
Custodian fees                                                                                               61,960
Printing and postage                                                                                         59,815
Registration fees                                                                                            79,022
Audit fees                                                                                                    6,750
Other                                                                                                         3,170
                                                                                                              -----
Total expenses                                                                                            1,888,680
   Expenses reimbursed by AEFC (Note 2)                                                                    (156,850)
                                                                                                           --------
                                                                                                          1,731,830
   Earnings credits on cash balances (Note 2)                                                                (2,758)
                                                                                                             ------
Total net expenses                                                                                        1,729,072
                                                                                                          ---------
Investment income (loss) -- net                                                                             225,555
                                                                                                            -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (33,913,496)
   Foreign currency transactions                                                                           (496,732)
   Futures contracts                                                                                        172,244
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (34,237,984)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     3,338,412
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                   (30,899,572)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(30,674,017)
                                                                                                       ============

See accompanying notes to financial statements.

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8 AXP EUROPEAN EQUITY FUND


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


Statements of changes in net assets
AXP European Equity Fund

                                                                               April 30, 2001         For the period
                                                                              Six months ended      from June 26, 2000*
                                                                                (Unaudited)          to Oct. 31, 2000
Operations
Investment income (loss) -- net                                                  $    225,555          $    132,904
Net realized gain (loss) on investments                                           (34,237,984)             (754,759)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               3,338,412            (3,724,752)
                                                                                    ---------            ----------
Net increase (decrease) in net assets resulting from operations                   (30,674,017)           (4,346,607)
                                                                                  -----------            ----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                         (948,604)                   --
     Class B                                                                         (395,091)                   --
     Class C                                                                          (11,537)                   --
     Class Y                                                                             (366)                   --
                                                                                         ----                    --
Total distributions                                                                (1,355,598)                   --
                                                                                   ----------                    --

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        143,884,913            83,356,085
   Class B shares                                                                  54,136,292            41,840,566
   Class C shares                                                                   1,873,122             1,310,537
   Class Y shares                                                                       7,956                67,437
Reinvestment of distributions at net asset value
   Class A shares                                                                     944,374                    --
   Class B shares                                                                     393,915                    --
   Class C shares                                                                      11,518                    --
   Class Y shares                                                                         366                    --
Payments for redemptions
   Class A shares                                                                 (20,902,575)           (7,098,037)
   Class B shares (Note 2)                                                         (3,884,356)             (390,858)
   Class C shares (Note 2)                                                           (222,617)               (5,785)
   Class Y shares                                                                      (3,072)               (3,317)
                                                                                       ------                ------
Increase (decrease) in net assets from capital share transactions                 176,239,836           119,076,628
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                           144,210,221           114,730,021
Net assets at beginning of period                                                 117,698,789             2,968,768**
                                                                                  -----------             ---------
Net assets at end of period                                                      $261,909,010          $117,698,789
                                                                                 ============          ============
Undistributed net investment income                                              $    225,556          $          1
                                                                                 ------------          ------------

  * When shares became publicly available.
 ** Initial capital of $3,000,000 was contributed on June 21, 2000. The Fund had a decrease in net assets resulting from operations of $31,232 during the period from June 21, 2000 to June 26, 2000 (when shares became publicly available).

See accompanying notes to financial statements.

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                                                     SEMIANNUAL REPORT -- 2001 9


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Notes to Financial Statements
AXP European Equity Fund

(Unaudited as to April 30, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP International Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP International Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of European companies that offer growth potential. On June 21, 2000, American Express Financial Corporation (AEFC) invested $3,000,000 in the Fund which represented 598,200 shares for Class A, 600 shares for Class B, 600 shares for Class C and 600 shares for Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 26, 2000.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk

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10 AXP EUROPEAN EQUITY FUND
in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the

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                                                    SEMIANNUAL REPORT -- 2001 11
recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.80% to 0.675% annually. Beginning Jan. 2, 2001, the fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP European Equity Fund to the MSCI European Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $9,602 for the six months ended April 30, 2001.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

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12 AXP EUROPEAN EQUITY FUND

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $826,352 for Class A, $15,561 for Class B and $962 for Class C for the six months ended April 30, 2001.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2001. Under this agreement, total expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C and 1.24% for Class Y. In addition, for the six months ended April 30, 2001, AEFC and American Express further voluntarily agreed to waive certain fees and expenses to 1.21% for Class Y.

During the six months ended April 30, 2001, the Fund's custodian and transfer agency fees were reduced by $2,758 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $436,620,676 and $268,623,274, respectively, for the six months ended April 30, 2001. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:
                                        Six months ended April 30, 2001
                               Class A      Class B      Class C       Class Y

Sold                         31,713,521   11,998,985      414,808         1,733
Issued for reinvested
  distributions                 204,410       85,634        2,504            79
Redeemed                     (5,007,858)    (932,617)     (51,775)         (696)
                             ----------     --------      -------          ----
Net increase (decrease)      26,910,073   11,152,002      365,537         1,116
                             ----------   ----------      -------         -----

                                        June 26, 2000* to Oct. 31, 2000
                                Class A      Class B      Class C       Class Y

Sold                         16,407,916    8,235,617      258,104        13,143
Issued for reinvested
  distributions                      --           --           --            --
Redeemed                     (1,383,983)     (77,392)      (1,105)         (655)
                             ----------      -------       ------          ----
Net increase (decrease)      15,023,933    8,158,225      256,999        12,488
                             ----------    ---------      -------        ------

* When shares became publicly available.

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                                                    SEMIANNUAL REPORT -- 2001 13



5. FOREIGN CURRENCY CONTRACTS
As of April 30, 2001, the Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                  Currency to                  Currency to       Unrealized        Unrealized
                              be delivered                  be received     appreciation      depreciation

May 3, 2001                      4,531,487                    4,037,056          $19,439            $   --
                    European Monetary Unit                  U.S. Dollar
May 3, 2001                      2,584,488                    1,802,846               --             4,977
                               U.S. Dollar                British Pound
June 29, 2001                      469,292                      527,129               --             1,940
                               U.S. Dollar       European Monetary Unit
                                                                                 -------            ------
Total                                                                            $19,439            $6,917
                                                                                 -------            ------

6. LENDING OF PORTFOLIO SECURITIES
As of April 30, 2001, securities valued at $4,819,870 were on loan to brokers.
For collateral, the Fund received $3,920,000 in cash and U.S. government securities valued at $998,996. Income from securities lending amounted to $28,127 for the six months ended April 30, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended
April 30, 2001.

8. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

--------------------------------------------------------------------------------
14 AXP EUROPEAN EQUITY FUND




9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                                2001(j)        2000(b)

Net asset value, beginning of period                                         $4.90          $4.95

Income from investment operations:

Net investment income (loss)                                                   .01             --

Net gains (losses) (both realized and unrealized)                             (.68)          (.05)

Total from investment operations                                              (.67)          (.05)

Less distributions:

Distributions from realized gains                                             (.03)            --

Total distributions                                                           (.03)            --

Net asset value, end of period                                               $4.20          $4.90

Ratios/supplemental data

Net assets, end of period (in millions)                                       $179            $76

Ratio of expenses to average daily net assets(c)                             1.41%(d,e)     1.34%(d,e)

Ratio of net investment income (loss) to average daily net assets             .44%(d)       1.05%(d)

Portfolio turnover rate (excluding short-term securities)                     139%            52%

Total return(i)                                                            (14.62%)        (1.01%)


Class B

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                                2001(j)        2000(b)

Net asset value, beginning of period                                         $4.89          $4.95

Income from investment operations:

Net investment income (loss)                                                  (.01)            --

Net gains (losses) (both realized and unrealized)                             (.67)          (.06)

Total from investment operations                                              (.68)          (.06)

Less distributions:

Distributions from realized gains                                             (.03)            --

Total distributions                                                           (.03)            --

Net asset value, end of period                                               $4.18          $4.89

Ratios/supplemental data

Net assets, end of period (in millions)                                        $81            $40

Ratio of expenses to average daily net assets(c)                             2.16%(d,f)     2.12%(d,f)

Ratio of net investment income (loss) to average daily net assets            (.32%)(d)       .05%(d)

Portfolio turnover rate (excluding short-term securities)                     139%            52%

Total return(i)                                                            (15.03%)        (1.21%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
                                                    SEMIANNUAL REPORT -- 2001 15




Class C

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                                2001(j)        2000(b)

Net asset value, beginning of period                                         $4.88          $4.95

Income from investment operations:

Net investment income (loss)                                                  (.01)            --

Net gains (losses) (both realized and unrealized)                             (.67)          (.07)

Total from investment operations                                              (.68)          (.07)

Less distributions:

Distributions from realized gains                                             (.03)            --

Total distributions                                                           (.03)            --

Net asset value, end of period                                               $4.17          $4.88

Ratios/supplemental data

Net assets, end of period (in millions)                                         $3             $1

Ratio of expenses to average daily net assets(c)                             2.16%(d,g)     2.12%(d,g)

Ratio of net investment income (loss) to average daily net assets            (.31%)(d)       .15%(d)

Portfolio turnover rate (excluding short-term securities)                     139%            52%

Total return(i)                                                            (15.23%)        (1.41%)


Class Y

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                                2001(j)        2000(b)

Net asset value, beginning of period                                         $4.89          $4.95

Income from investment operations:

Net investment income (loss)                                                   .01             --

Net gains (losses) (both realized and unrealized)                             (.67)          (.06)

Total from investment operations                                              (.66)          (.06)

Less distributions:

Distributions from realized gains                                             (.03)            --

Total distributions                                                           (.03)            --

Net asset value, end of period                                               $4.20          $4.89

Ratios/supplemental data

Net assets, end of period (in millions)                                        $--            $--

Ratio of expenses to average daily net assets(c)                             1.21%(d,h)     1.18%(d,h)

Ratio of net investment income (loss) to average daily net assets             .57%(d)       1.29%(d)

Portfolio turnover rate (excluding short-term securities)                     139%            52%

Total return(i)                                                            (14.62%)        (1.21%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
16 AXP EUROPEAN EQUITY FUND


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.54% and 2.21% for the six months ended April 30, 2001 and for the period ended Oct. 31, 2000, respectively.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.31% and 2.98% for the six months ended April 30, 2001 and for the period ended Oct. 31, 2000, respectively.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.33% and 2.99% for the six months ended April 30, 2001 and for the period ended Oct. 31, 2000, respectively.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.34% and 2.09% for the six months ended April 30, 2001 and for the period ended Oct. 31, 2000, respectively.
(i)  Total return does not reflect payment of a sales charge.
(j)  Six months ended April 30, 2001 (Unaudited).

--------------------------------------------------------------------------------
                                                    SEMIANNUAL REPORT -- 2001 17

Investments in Securities

AXP European Equity Fund
April 30, 2001 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.7%)(c)
Issuer                                                Shares            Value(a)

Denmark (0.8%)
Multi-industry conglomerates
ISS                                                   38,064(b)       $2,215,573

Finland (7.0%)
Communications equipment & services (6.0%)
Nokia                                                474,987          15,707,911

Paper & packaging (1.0%)
M-real Cl B                                          350,000           2,622,120

France (14.1%)
Building materials & construction (2.5%)
Lafarge                                               68,888(d)        6,614,544

Communications equipment & services (3.6%)
Orange                                               893,478(b)        9,410,835

Energy (2.2%)
Total Fina ELF                                        37,907           5,646,204

Energy equipment & services (1.3%)
Alstom                                               116,033           3,343,434

Metals (1.4%)
Usinor                                               287,063(d)        3,748,934

Miscellaneous (3.1%)
Vivendi Universal                                    115,555           7,996,308

Germany (14.3%)
Banks and savings & loans (3.6%)
Deutsche Bank                                        115,735           9,409,400

Computers & office equipment (5.1%)
SAP                                                   84,252          13,408,263

Electronics (4.7%)
Infineon Technologies                                283,673          12,323,723

Health care (0.9%)
Schering                                              47,244           2,339,363

Ireland (2.3%)
Utilities -- telephone
eircom                                             2,522,841          $6,000,086

Italy (5.1%)
Energy (2.9%)
ENI                                                1,099,693           7,526,908

Utilities -- telephone (2.2%)
Telecom Italia                                       923,558           5,756,352

Netherlands (4.7%)
Insurance (3.5%)
ING Groep                                            134,281           9,163,553

Miscellaneous (1.2%)
VNU                                                   77,544           3,220,962

Spain (7.2%)
Banks and savings & loans (4.0%)
Banco Bilbao Vizcaya Argentaria                      405,445           5,758,672
Banco Santander Central Hispano                      457,735           4,545,273
Total                                                                 10,303,945

Utilities -- telephone (3.2%)
Telefonica                                           501,237           8,479,092

Switzerland (11.9%)
Banks and savings & loans (8.2%)
Credit Suisse Group                                   60,675          11,313,830
UBS                                                   65,430           9,956,493
Total                                                                 21,270,323

Electronics (2.9%)
STMicroelectronics                                   188,655           7,602,039

Multi-industry conglomerates (0.8%)
Adecco                                                 3,655           2,212,087

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 AXP EUROPEAN EQUITY FUND

Issuer                                                Shares            Value(a)

United Kingdom (27.3%)
Banks and savings & loans (3.4%)
Standard Chartered                                   635,652          $9,003,956

Beverages & tobacco (1.0%)
Diageo                                               251,603           2,645,952

Communications equipment & services (1.5%)
Marconi                                              654,361           3,833,982

Industrial equipment & services (1.5%)
Hays                                                 823,090           3,909,887

Leisure time & entertainment (1.0%)
EMI Group                                            406,882           2,584,819

Media (3.1%)
WPP Group                                            670,830           8,038,519

Metals (5.1%)
Billiton                                           1,226,411           6,036,333
Rio Tinto                                            370,990           7,516,302
Total                                                                 13,552,635

Miscellaneous (1.8%)
Regus                                              1,147,113(b)        4,776,150

Multi-industry conglomerates (0.7%)
Michael Page Intl                                    600,000(b)        1,828,562

Retail (2.5%)
Next                                                 297,131           3,889,984
Tesco                                                725,023           2,593,406
Total                                                                  6,483,390

Utilities -- telephone (5.7%)
British Telecommunications                           904,269           7,219,558
Vodafone Group                                     2,622,159           7,963,161
Total                                                                 15,182,719

Total common stocks
(Cost: $248,181,006)                                                $248,162,530

Other (--%)
Issuer                                                Shares            Value(a)

United Kingdom
DB UK Tech Basket
   Warrant                                            13,020              $3,540

Total other
(Cost: $404,168)                                                          $3,540

Short-term securities (6.3%)
Issuer                        Annualized              Amount            Value(a)
                           yield on date          payable at
                             of purchase            maturity

U.S. government agencies (5.8%)
Federal Home Loan Bank Disc Nts
         06-22-01               4.61%             $1,700,000          $1,688,394
         06-29-01               4.23               1,400,000           1,390,200
         07-11-01               4.19               1,700,000           1,685,142
Federal Home Loan Mtge Corp Disc Nt
         05-30-01               4.31               5,600,000           5,579,979
Federal Natl Mtge Assn Disc Nts
         05-31-01               4.92                 900,000             896,101
         06-07-01               4.88               1,000,000             994,743
         06-07-01               4.90               1,000,000             994,743
         06-28-01               4.71               1,900,000           1,886,232
Total                                                                 15,115,534

Commercial paper (0.5%)
Ford Motor Credit
         06-06-01               4.73                 600,000             597,096
Verizon Global Funding
         05-25-01               5.00                 700,000             697,530
Total                                                                  1,294,626

Total short-term securities
(Cost: $16,412,704)                                                  $16,410,160

Total investments in securities
(Cost: $264,997,878)(e)                                             $264,576,230

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                                                    SEMIANNUAL REPORT -- 2001 19

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Security is partially or fully on loan. See Note 6 to the financial statements.

(e) At April 30, 2001, the cost of securities for federal income tax purposes was approximately $264,998,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 11,082,000
     Unrealized depreciation                                        (11,504,000)
                                                                    -----------
     Net unrealized depreciation                                   $   (422,000)
                                                                   ------------

--------------------------------------------------------------------------------
20 AXP EUROPEAN EQUITY FUND

AXP European Equity Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AXEAX    Class B: AEEBX
Class C: N/A      Class Y: N/A

                                          PRSRT STD AUTO
                                           U.S. POSTAGE
                                               PAID
                                             AMERICAN
                                             EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6016 A (6/01)